                                                                   EXHIBIT 99.A6

                                AMENDMENT NO. 6

                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST




  This AMENDMENT NO. 6 dated the 22 day of July, 1998 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

  WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

  WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

  WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

  NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 43 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium

     Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:         Goldman Sachs Adjustable Rate Government Fund, Goldman
                        Sachs Global Income Fund, Goldman Sachs Government
                        Income Fund, Goldman Sachs Municipal Income Fund,
                        Goldman Sachs High Yield Fund, Goldman Sachs Short
                        Duration Government Fund, Goldman Sachs Short Duration
                        Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
                        Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S.
                        Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
                        Goldman Sachs CORE International Equity Fund, Goldman
                        Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund,
                        Goldman Sachs Capital Growth Fund, Goldman Sachs Small
                        Cap Value Fund, Goldman Sachs International Equity Fund,
                        Goldman Sachs Emerging Markets Equity Fund, Goldman
                        Sachs Asia Growth Fund, Goldman Sachs Real Estate
                        Securities Fund, Goldman Sachs International Small Cap
                        Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs
                        European Equity Fund, Goldman Sachs Growth Strategy
                        Portfolio, Goldman Sachs Aggressive Growth Strategy
                        Portfolio, Goldman Sachs Income Strategy Portfolio,
                        Goldman Sachs Growth and Income Strategy Portfolio.

Class B Shares          Goldman Sachs Global Income Fund, Goldman Sachs
                        Government Income Fund, Goldman Sachs Municipal Income
                        Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short
                        Duration Government Fund, Goldman Sachs Short Duration
                        Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
                        Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S.
                        Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
                        Goldman Sachs CORE International Equity Fund, Goldman
                        Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund,
                        Goldman Sachs Capital Growth Fund, Goldman Sachs Small
                        Cap Value Fund, Goldman Sachs International Equity Fund,
                        Goldman Sachs Emerging Markets Equity Fund, Goldman
                        Sachs Asia Growth Fund, Goldman Sachs International
                        Small Cap Fund, Goldman Sachs Japanese Equity Fund,
                        Institutional Liquid Assets Prime Obligations Portfolio,
                        Goldman Sachs Real Estate Securities Fund, Goldman Sachs
                        European Equity Fund, Goldman Sachs Growth Strategy
                        Portfolio, Goldman Sachs Aggressive Growth Strategy
                        Portfolio, Goldman Sachs Income Strategy Portfolio,
                        Goldman Sachs Growth and Income Strategy Portfolio.

Class C Shares          Goldman Sachs Global Income Fund, Goldman Sachs
                        Government Income Fund, Goldman Sachs Municipal Income
                        Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short
                        Duration Government Fund, Goldman Sachs Short Duration
                        Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
                        Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S.
                        Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
                        Goldman Sachs CORE International Equity Fund, Goldman
                        Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund,
                        Goldman Sachs Capital Growth Fund, Goldman Sachs Small
                        Cap Value Fund, Goldman Sachs International Equity Fund,
                        Goldman Sachs Emerging Markets Equity Fund, Goldman
                        Sachs Asia Growth Fund, Goldman Sachs International
                        Small Cap Fund, Goldman Sachs Japanese Equity Fund,
                        Institutional Liquid Assets Prime Obligations Portfolio,
                        Goldman Sachs Real Estate Securities Fund, Goldman Sachs
                        European Equity Fund, Goldman Sachs Growth Strategy
                        Portfolio, Goldman Sachs Aggressive Growth

                        Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:   Goldman Sachs Adjustable Rate Government Fund, Goldman
                        Sachs Short Duration Government Fund, Goldman Sachs
                        Short Duration Tax-Free Fund, Goldman Sachs Government
                        Income Fund, Goldman Sachs Municipal Income Fund,
                        Goldman Sachs Core Fixed Income Fund, Goldman Sachs
                        Global Income Fund, Goldman Sachs High Yield Fund,
                        Goldman Sachs Balanced Fund, Goldman Sachs Small Cap
                        Value Fund, Goldman Sachs Capital Growth Fund, Goldman
                        Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE
                        U.S. Equity Fund, Goldman Sachs Growth and Income Fund,
                        Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs
                        International Equity Fund, Goldman Sachs Emerging
                        Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                        Goldman Sachs International Small Cap Fund, Goldman
                        Sachs Japanese Equity Fund, Goldman Sachs-Financial
                        Square Prime Obligations Fund, Goldman Sachs-Financial
                        Square Government Fund, Goldman Sachs-Financial Square
                        Treasury Obligations Fund, Goldman Sachs-Financial
                        Square Money Market Fund, Goldman Sachs-Financial Square
                        Premium Money Market Fund, Goldman Sachs-Financial
                        Square Municipal Money Market Fund, Goldman Sachs-
                        Financial Square Tax- Free Fund, Goldman Sachs-Financial
                        Square Federal Fund, Goldman Sachs-Financial Square
                        Treasury Instruments Fund, Institutional Liquid Assets-
                        Prime Obligations Portfolio, Institutional Liquid
                        Assets-Government Portfolio, Institutional Liquid
                        Assets-Treasury Obligations Portfolio, Institutional
                        Liquid Assets-Money Market Portfolio, Institutional
                        Liquid Assets-Federal Portfolio, Institutional Liquid
                        Assets-Treasury Instruments Portfolio, Institutional
                        Liquid Assets-Tax-Exempt Diversified Portfolio,
                        Institutional Liquid Assets-Tax-Exempt New York
                        Portfolio, Institutional Liquid Assets-Tax-Exempt
                        California Portfolio, Goldman Sachs Real Estate
                        Securities Fund, Goldman Sachs European Equity Fund,
                        Goldman Sachs Growth Strategy Portfolio, Goldman Sachs
                        Aggressive Growth Strategy Portfolio, Goldman Sachs
                        Income Strategy Portfolio, Goldman Sachs Growth and
                        Income Strategy Portfolio.

Service Shares:         Goldman Sachs Adjustable Rate Government Fund, Goldman
                        Sachs Short Duration Government Fund, Goldman Sachs
                        Short Duration Tax-Free Fund, Goldman Sachs Government
                        Income Fund, Goldman Sachs Municipal Income Fund,
                        Goldman Sachs Core Fixed Income Fund, Goldman Sachs
                        Global Income Fund, Goldman Sachs High Yield Fund,
                        Goldman Sachs Balanced Fund, Goldman Sachs Small Cap
                        Value Fund, Goldman Sachs Capital Growth Fund, Goldman
                        Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large
                        Cap Growth Fund, Goldman Sachs Growth and Income Fund,
                        Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs
                        International Equity Fund, Goldman Sachs Emerging
                        Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                        Goldman Sachs International Small Cap Fund, Goldman
                        Sachs Japanese Equity Fund, Goldman Sachs-Financial
                        Square Prime Obligations Fund, Goldman Sachs-Financial
                        Square Government Fund, Goldman Sachs-Financial Square
                        Treasury Obligations Fund, Goldman Sachs-Financial
                        Square Money Market Fund, Goldman Sachs-Financial Square
                        Premium Money Market Fund, Goldman Sachs-Financial
                        Square Municipal Money Market Fund, Goldman Sachs-
                        Financial Square Tax-Free Fund, Goldman Sachs-Financial
                        Square Federal Fund, Goldman Sachs-Financial Square
                        Treasury Instruments Fund, Institutional Liquid Assets-
                        Prime Obligations Portfolio, Institutional Liquid
                        Assets-Government Portfolio, Institutional Liquid
                        Assets-Treasury Obligations Portfolio, Institutional
                        Liquid Assets-Money Market Portfolio, Institutional
                        Liquid Assets-Federal Portfolio, Institutional Liquid
                        Assets-Treasury Instruments Portfolio, Institutional
                        Liquid Assets-Tax-Exempt Diversified Portfolio,
                        Institutional Liquid Assets-Tax-Exempt New York
                        Portfolio, Institutional Liquid Assets-Tax-Exempt
                        California Portfolio, Goldman Sachs Real Estate
                        Securities Fund, Goldman Sachs European Equity Fund,
                        Goldman Sachs Growth Strategy Portfolio, Goldman Sachs
                        Aggressive Growth Strategy Portfolio, Goldman Sachs
                        Income Strategy Portfolio, Goldman Sachs Growth and
                        Income Strategy Portfolio.

Administration Shares:  Goldman Sachs Adjustable Rate Government Fund, Goldman
                        Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred
Administration Shares:  Goldman Sachs-Financial Square Prime Obligations Fund,
                        Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premuim Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Cash Management
Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio.

        All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

        IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.



                _________________________________________
                Ashok N. Bakhru,
                as Trustee and not individually



                ________________________________________
                David B. Ford,
                as Trustee and not individually



                ________________________________________
                Douglas Grip,
                as Trustee and not individually

                ________________________________________
                John P. McNulty,
                as Trustee and not individually,


                ________________________________________
                Mary P. McPherson
                as Trustee and not individually,



                ________________________________________
                Alan A. Shuch
                as Trustee and not individually,



                ________________________________________
                Jackson W. Smart,
                as Trustee and not individually,



                ________________________________________
                William H. Springer
                as Trustee and not individually,



                ________________________________________
                Richard P. Strubel
                as Trustee and not individually,